JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
MORTGAGE-BACKED SECURITIES — 31.2%
FHLMC Gold Pools, 30 Year
Pool # G60994, 3.50%, 1/1/2045		12,241	13,311
Pool # G08784, 3.50%, 10/1/2047		4,650	4,952
Pool # Q52319, 3.50%, 11/1/2047		16,485	17,529
Pool # G61785, 3.50%, 1/1/2048		10,626	11,354
Pool # G61644, 3.50%, 3/1/2048		5,905	6,265
Pool # G67708, 3.50%, 3/1/2048		851	928
FNMA UMBS, 15 Year Pool # MA3827, 2.50%, 11/1/2034		8,740	9,149
FNMA UMBS, 30 Year
Pool # AS8804, 3.50%, 2/1/2047		6,193	6,677
Pool # AS9585, 4.00%, 5/1/2047		11,651	13,073
Pool # BE3695, 3.50%, 6/1/2047		6,467	6,886
Pool # AS9960, 4.00%, 7/1/2047		8,469	9,363
Pool # BM1660, 4.00%, 8/1/2047		23,177	25,251
Pool # BM5275, 3.50%, 11/1/2047		4,291	4,577
Pool # MA3182, 3.50%, 11/1/2047		10,906	11,553
Pool # BH9277, 3.50%, 2/1/2048		9,602	10,195
Pool # BM5219, 3.50%, 3/1/2048		2,383	2,533
Pool # BM5801, 3.50%, 6/1/2048		14,542	15,430
Pool # CA4111, 3.50%, 9/1/2049		13,728	15,169
Pool # CA4123, 3.50%, 9/1/2049		13,709	15,231
FNMA, Other
Pool # BF0263, 3.50%, 5/1/2058		1,701	1,860
Pool # BF0381, 4.00%, 4/1/2059		1,789	1,981
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 2.50%, 7/25/2050(a)		79,963	82,761

TOTAL MORTGAGE-BACKED SECURITIES (Cost $276,176)			286,028

CORPORATE BONDS — 22.8%
Aerospace & Defense — 0.9%
Boeing Co. (The)
4.88%, 5/1/2025		1,300	1,380
5.04%, 5/1/2027		1,570	1,668
5.71%, 5/1/2040		415	454
L3Harris Technologies, Inc. 4.85%, 4/27/2035		1,375	1,699
Raytheon Technologies Corp. 4.13%, 11/16/2028		840	974
Rockwell Collins, Inc. 3.50%, 3/15/2027		1,620	1,743

			7,918

Airlines — 0.2%
Continental Airlines Pass-Through Trust Series 2012-2, Class A Shares, 4.00%, 10/29/2024		2,067	1,830

Banks — 4.4%
Bank of America Corp.
Series MM, (ICE LIBOR USD 3 Month + 2.66%), 4.30%, 1/28/2025(b)(c)(d)		149	134
(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027(c)		3,345	3,671
3.25%, 10/21/2027		2,310	2,525
Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028(b)(c)(d)		1,910	1,947
CaixaBank SA (Spain) (EUR Swap Annual 5 Year + 3.35%), 3.50%, 2/15/2027(c)(e)	EUR	1,000	1,121
Citibank NA (ICE LIBOR USD 3 Month + 0.53%), 3.16%, 2/19/2022(c)		927	941
Citigroup, Inc. Series Q, (ICE LIBOR USD 3 Month + 4.10%), 5.95%, 8/15/2020(b)(c)(d)		993	928
Series V, (SOFR + 3.23%), 4.70%, 1/30/2025(b)(c)(d)		469	408
(SOFR + 2.75%), 3.11%, 4/8/2026(c)		880	926
3.20%, 10/21/2026		2,055	2,200
(SOFR + 3.91%), 4.41%, 3/31/2031(c)		560	645
(SOFR + 2.11%), 2.57%, 6/3/2031(c)		860	859
Credit Agricole SA (France)
3.25%, 10/4/2024(f)		780	828
(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025(b)(c)(d)(f)		950	1,088

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
HSBC Holdings plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.21%), 3.80%, 3/11/2025(c)		1,285	1,376
(USD ICE Swap Rate 5 Year + 4.37%), 6.37%, 3/30/2025(b)(c)(d)		973	982
Lloyds Bank plc (United Kingdom)
0.25%, 3/25/2024(e)	EUR	2,140	2,411
0.13%, 6/18/2026(e)	EUR	2,150	2,417
Royal Bank of Canada (Canada) (ICE LIBOR USD 3 Month + 0.66%), 2.03%, 10/5/2023(c)		2,505	2,476
Royal Bank of Scotland Group plc (United Kingdom)
(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021(b)(c)(d)		500	519
(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023(c)		1,578	1,624
3.88%, 9/12/2023		360	381
Santander UK plc (United Kingdom) 0.50%, 1/10/2025(e)	EUR	2,100	2,388
Sumitomo Mitsui Banking Corp. (Japan) 0.55%, 11/6/2023(e)	EUR	2,120	2,399
United Overseas Bank Ltd. (Singapore) 0.50%, 1/16/2025(e)	EUR	443	504
Wells Fargo & Co.
(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027(c)		940	999
(ICE LIBOR USD 3 Month + 1.00%), 2.57%, 2/11/2031(c)		2,435	2,458
Westpac Banking Corp. (Australia) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 4.11%, 7/24/2034(c)		360	387

			39,542

Beverages — 0.5%
Anheuser-Busch Cos. LLC (Belgium) 4.90%, 2/1/2046		655	760
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.75%, 1/23/2029		1,500	1,771
4.90%, 1/23/2031		830	1,013
Diageo Capital plc (United Kingdom)
1.38%, 9/29/2025		740	748
2.00%, 4/29/2030		460	467

			4,759

Biotechnology — 0.7%
AbbVie, Inc.
3.60%, 5/14/2025		1,260	1,389
2.95%, 11/21/2026(f)		1,010	1,083
3.20%, 11/21/2029(f)		945	1,013
4.05%, 11/21/2039(f)		875	982
4.70%, 5/14/2045		417	498
4.45%, 5/14/2046		260	301
4.25%, 11/21/2049(f)		350	401
Amgen, Inc. 2.30%, 2/25/2031		260	269
Biogen, Inc. 2.25%, 5/1/2030		390	395
Grifols SA (Spain) 1.63%, 2/15/2025(f)	EUR	100	109

			6,440

Capital Markets — 2.5%
Bank of New York Mellon Corp. (The) Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.36%), 4.70%, 9/20/2025(b)(c)(d)		510	525
Credit Suisse AG (Switzerland)
2.80%, 4/8/2022		520	539
2.95%, 4/9/2025		600	645
Credit Suisse Group AG (Switzerland)
(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023(b)(c)(d)(f)		2,440	2,622
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%, 8/21/2026(b)(c)(d)(f)		480	486
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.60%), 1.96%, 11/29/2023(c)		3,275	3,296
3.85%, 1/26/2027		2,329	2,566
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028(c)		40	44
Morgan Stanley
3.13%, 7/27/2026		3,315	3,591
3.63%, 1/20/2027		2,000	2,218
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029(c)		530	590
UBS AG (Switzerland) 5.13%, 5/15/2024(e)		2,615	2,819
UBS Group AG (Switzerland)
(EUR Swap Annual 5 Year + 5.29%), 5.75%, 2/19/2022(b)(c)(d)(e)	EUR	1,200	1,384
(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025(b)(c)(d)(e)		1,600	1,744

			23,069

Chemicals — 0.2%
Air Products and Chemicals, Inc. 2.05%, 5/15/2030		320	332
CF Industries, Inc. 4.50%, 12/1/2026(f)		835	900
OCP SA (Morocco) 6.88%, 4/25/2044(e)		390	439
Rain CII Carbon LLC 7.25%, 4/1/2025(f)		154	140

			1,811

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
Commercial Services & Supplies — 0.0%(g)
Waste Management, Inc.
4.00%, 7/15/2039		240	272

Consumer Finance — 0.1%
Avolon Holdings Funding Ltd. (Ireland)
3.95%, 7/1/2024(f)		995	821
4.38%, 5/1/2026(f)		460	375

			1,196

Containers & Packaging — 0.1%
Klabin Austria GmbH (Brazil) 7.00%, 4/3/2049(e)		885	901

Diversified Financial Services — 0.8%
EDP Finance BV (Portugal)
5.25%, 1/14/2021(f)		4,025	4,106
3.63%, 7/15/2024(f)		1,335	1,429
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035		1,509	1,507
Petronas Capital Ltd. (Malaysia)
3.50%, 4/21/2030(f)		320	354
4.55%, 4/21/2050(f)		290	358

			7,754

Diversified Telecommunication Services — 0.8%
Altice France Holding SA (Luxembourg) 8.00%, 5/15/2027(e)	EUR	221	260
Altice France SA (France) 3.38%, 1/15/2028(f)	EUR	100	107
AT&T, Inc.
2.30%, 6/1/2027		640	647
3.50%, 6/1/2041		540	544
CCO Holdings LLC 5.13%, 5/1/2027(f)		2,100	2,205
Telefonica Emisiones SA (Spain) 5.21%, 3/8/2047		700	849
Verizon Communications, Inc. 4.33%, 9/21/2028		2,545	3,040

			7,652

Electric Utilities — 2.0%
Duke Energy Ohio, Inc. 2.13%, 6/1/2030		736	756
Edison International 3.55%, 11/15/2024		770	802
Emera US Finance LP (Canada) 3.55%, 6/15/2026		3,250	3,536
Enel Finance International NV (Italy) 3.50%, 4/6/2028(f)		1,135	1,205
Evergy, Inc. 2.90%, 9/15/2029		1,210	1,262
FirstEnergy Corp.
Series B, 3.90%, 7/15/2027		1,495	1,677
2.65%, 3/1/2030		1,180	1,230
Iberdrola International BV (Spain) (EUR Swap Annual 5 Year + 2.06%), 2.63%, 3/26/2024(b)(c)(d)(e)	EUR	800	913
ITC Holdings Corp.
3.25%, 6/30/2026		1,730	1,868
2.95%, 5/14/2030(f)		890	937
MidAmerican Energy Co. 4.25%, 5/1/2046		350	438
NextEra Energy Capital Holdings, Inc.
2.75%, 5/1/2025		810	866
2.25%, 6/1/2030		530	540
PacifiCorp
2.70%, 9/15/2030		730	788
3.30%, 3/15/2051		168	183
Southern California Edison Co.
2.25%, 6/1/2030		181	180
Series 13-A, 3.90%, 3/15/2043		214	229
3.65%, 2/1/2050		484	509
Texas Competitive Electric Holdings Co. LLC 8.50%, 10/20/2020‡(h)		2,500	1
Xcel Energy, Inc. 3.40%, 6/1/2030		250	279

			18,199

Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp. 3.60%, 1/15/2028		1,695	1,865
Crown Castle International Corp.
3.30%, 7/1/2030		75	81
4.15%, 7/1/2050		110	126
Uniti Group LP 6.00%, 4/15/2023(f)		455	445

			2,517

Food & Staples Retailing — 0.3%
Costco Wholesale Corp. 1.60%, 4/20/2030		2,125	2,141
Rite Aid Corp.
6.13%, 4/1/2023(f)		421	392
7.50%, 7/1/2025(f)		244	242

			2,775

Gas Utilities — 0.1%
NorteGas Energia Distribucion SA (Spain) 2.07%, 9/28/2027(e)	EUR	600	688

Health Care Equipment & Supplies — 0.1%
Becton Dickinson and Co.
2.82%, 5/20/2030		665	706
3.79%, 5/20/2050		410	461

			1,167

Health Care Providers & Services — 0.3%
CVS Health Corp. 4.13%, 4/1/2040		625	721
HCA, Inc. 4.50%, 2/15/2027		1,320	1,458
UnitedHealth Group, Inc. 2.00%, 5/15/2030		600	618

			2,797

Hotels, Restaurants & Leisure — 0.0%(g)
McDonald’s Corp. 3.30%, 7/1/2025		385	425

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
Household Products — 0.0%(g)
Clorox Co. (The) 1.80%, 5/15/2030		165	166

Industrial Conglomerates — 0.2%
Roper Technologies, Inc. 3.80%, 12/15/2026		1,710	1,914

Insurance — 0.4%
MetLife, Inc. 6.40%, 12/15/2036		1,340	1,553
Prudential Financial, Inc.
(ICE LIBOR USD 3 Month + 4.18%), 5.87%, 9/15/2042(c)		1,190	1,265
(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043(c)		784	812

			3,630

IT Services — 0.1%
International Business Machines Corp. 2.85%, 5/15/2040		610	617

Machinery — 0.0%(g)
Deere & Co.
3.10%, 4/15/2030		290	325
3.75%, 4/15/2050		80	97

			422

Media — 0.9%
Charter Communications Operating LLC
2.80%, 4/1/2031		380	380
5.38%, 5/1/2047		958	1,134
3.70%, 4/1/2051		1,075	1,036
Comcast Corp.
3.95%, 10/15/2025		2,025	2,319
3.75%, 4/1/2040		423	485
4.60%, 8/15/2045		980	1,240
4.70%, 10/15/2048		555	725
3.45%, 2/1/2050		330	366
Fox Corp. 4.03%, 1/25/2024		654	719

			8,404

Metals & Mining — 0.0%(g)
BHP Billiton Finance Ltd. (Australia) (EUR Swap Annual 5 Year + 4.80%), 5.63%, 10/22/2079(c)(e)	EUR	110	140

Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC 14.00% (cash), 4/25/2024(f)(h)(i)		2,609	600

Multi-Utilities — 0.1%
Ameren Corp. 3.50%, 1/15/2031		1,030	1,144
San Diego Gas & Electric Co. 3.32%, 4/15/2050		200	213

			1,357

Oil, Gas & Consumable Fuels — 1.5%
Chevron Corp.
1.55%, 5/11/2025		1,500	1,547
2.24%, 5/11/2030		640	674
Ecopetrol SA (Colombia)
6.88%, 4/29/2030		630	721
7.38%, 9/18/2043		550	651
5.88%, 5/28/2045		430	447
Energy Transfer Operating LP 3.75%, 5/15/2030		472	465
MEG Energy Corp. (Canada) 6.50%, 1/15/2025(f)		8	8
MPLX LP
4.50%, 4/15/2038		1,025	1,016
5.20%, 3/1/2047		290	315
Noble Energy, Inc. 3.85%, 1/15/2028		899	818
Petrobras Global Finance BV (Brazil) 6.90%, 3/19/2049		850	844
Petroleos Mexicanos (Mexico) 6.75%, 9/21/2047		3,625	2,815
State Oil Co. of the Azerbaijan Republic (Azerbaijan) 4.75%, 3/13/2023(e)		950	990
Sunoco Logistics Partners Operations LP 5.35%, 5/15/2045		710	693
Total Capital International SA (France) 3.13%, 5/29/2050		310	313
TOTAL SA (France) (EUR Swap Annual 5 Year + 3.78%), 3.87%, 5/18/2022(b)(c)(d)(e)	EUR	1,300	1,504

			13,821

Pharmaceuticals — 0.5%
Bristol-Myers Squibb Co.
2.90%, 7/26/2024(f)		1,260	1,359
4.25%, 10/26/2049(f)		425	559
Pfizer, Inc. 2.55%, 5/28/2040		330	334
Shire Acquisitions Investments Ireland DAC 2.40%, 9/23/2021		1,135	1,158
Zoetis, Inc.
2.00%, 5/15/2030		610	614
3.00%, 5/15/2050		235	242

			4,266

Real Estate Management & Development — 0.4%
China Evergrande Group (China)
7.50%, 6/28/2023(e)		979	801
8.75%, 6/28/2025(e)		1,260	979
Country Garden Holdings Co. Ltd. (China) 7.25%, 4/8/2026(e)		1,540	1,655

			3,435

Road & Rail — 0.3%
CSX Corp. 2.40%, 2/15/2030		2,175	2,274

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
Empresa de Transporte de Pasajeros Metro SA (Chile) 4.70%, 5/7/2050(f)		540	619

			2,893

Semiconductors & Semiconductor Equipment — 0.2%
Broadcom, Inc. 2.25%, 11/15/2023(f)		1,480	1,502
Texas Instruments, Inc. 1.75%, 5/4/2030		400	408

			1,910

Software — 0.2%
Oracle Corp. 2.95%, 4/1/2030		1,880	2,063

Specialty Retail — 0.2%
Lowe’s Cos., Inc. 4.50%, 4/15/2030		537	646
TJX Cos., Inc. (The) 3.50%, 4/15/2025		1,365	1,525

			2,171

Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc. 3.85%, 5/4/2043		425	523
Dell International LLC 6.02%, 6/15/2026(f)		1,590	1,796

			2,319

Thrifts & Mortgage Finance — 1.3%
A10 Revolving Asset Financing I LLC 6.39%, 1/9/2020‡(f)(j)		6,000	6,000
BPCE SA (France)
3.00%, 5/22/2022(f)		408	419
5.70%, 10/22/2023(f)		2,870	3,149
Nationwide Building Society (United Kingdom) 0.75%, 10/26/2022(e)	EUR	2,100	2,381

			11,949

Tobacco — 0.9%
Altria Group, Inc.
4.80%, 2/14/2029		2,060	2,359
3.40%, 5/6/2030		510	538
BAT Capital Corp. (United Kingdom)
4.70%, 4/2/2027		410	459
3.56%, 8/15/2027		975	1,024
4.39%, 8/15/2037		1,250	1,313
4.54%, 8/15/2047		650	690
Philip Morris International, Inc.
1.50%, 5/1/2025		650	664
2.10%, 5/1/2030		160	161
Reynolds American, Inc. (United Kingdom) 4.45%, 6/12/2025		895	989

			8,197

Trading Companies & Distributors — 0.1%
Air Lease Corp. 3.25%, 10/1/2029		1,170	997

Water Utilities — 0.1%
American Water Capital Corp. 2.80%, 5/1/2030		670	715

Wireless Telecommunication Services — 0.7%
Matterhorn Telecom SA (Luxembourg) 3.13%, 9/15/2026(f)	EUR	100	108
T-Mobile USA, Inc.
3.75%, 4/15/2027(f)		2,400	2,595
3.88%, 4/15/2030(f)		1,085	1,176
4.50%, 4/15/2050(f)		625	703
Vodafone Group plc (United Kingdom)
4.88%, 6/19/2049		598	745
4.25%, 9/17/2050		640	735

			6,062

TOTAL CORPORATE BONDS (Cost $203,523)			209,760

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.9%
Alternative Loan Trust
Series 2006-J3, Class 4A1, 5.75%, 5/25/2026		13	11
Series 2004-24CB, Class 1A1, 6.00%, 11/25/2034		169	169
Series 2004-28CB, Class 2A4, 5.75%, 1/25/2035		261	258
Series 2004-28CB, Class 3A1, 6.00%, 1/25/2035		551	538
Series 2005-21CB, Class A17, 6.00%, 6/25/2035		1,212	1,148
American Home Mortgage Assets Trust Series 2006-6, Class A1A, 0.36%, 12/25/2046(j)		1,532	1,185
Angel Oak Mortgage Trust
Series 2019-5, Class A1, 2.59%, 10/25/2049(f)(j)		7,134	7,184
Series 2020-1, Class A1, 2.47%, 12/25/2059(f)(j)		1,149	1,153
Angel Oak Mortgage Trust I LLC Series 2019-2, Class A1, 3.63%, 3/25/2049(f)(j)		1,517	1,535
Banc of America Alternative Loan Trust Series 2006-2, Class 7A1, 6.00%, 3/25/2021		47	42
Banc of America Funding Trust Series 2006-A, Class 1A1, 4.35%, 2/20/2036(j)		393	364
Banc of America Mortgage Trust Series 2004-A, Class 2A2, 3.87%, 2/25/2034(j)		183	175
CHL GMSR Issuer Trust Series 2018-GT1, Class A, 2.92%, 5/25/2023(f)(j)		1,670	1,440
CIM Trust Series 2019-INV1, Class A2, 1.17%, 2/25/2049(f)(j)		2,782	2,749

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
Series 2019-INV2, Class A11, 1.44%, 5/25/2049‡(f)(j)	2,709	2,654
Series 2019-INV3, Class A11, 1.44%, 8/25/2049(f)(j)	1,496	1,476
Citigroup Mortgage Loan Trust, Inc. Series 2005-9, Class 2A2, 5.50%, 11/25/2035	2	2
COLT Mortgage Loan Trust Series 2020-1, Class A1, 2.49%, 2/25/2050(f)(j)	1,738	1,748
Connecticut Avenue Securities Trust Series 2019-R07, Class 1M2, 2.27%, 10/25/2039‡(f)(j)	1,300	1,225
CSMC Mortgage-Backed Trust Series 2007-2, Class 3A13, 5.50%, 3/25/2037	388	314
Deephaven Residential Mortgage Trust
Series 2019-4A, Class A1, 2.79%, 10/25/2059(f)(j)	2,915	2,917
Series 2020-1, Class A1, 2.34%, 1/25/2060(f)(j)	4,170	4,123
Series 2020-1, Class A3, 2.65%, 1/25/2060(f)(j)	1,292	1,278
FHLMC STACR Trust Series 2018-HQA2, Class M2, 2.47%, 10/25/2048(f)(j)	550	507
FHLMC Structured Agency Credit Risk Debt Notes
Series 2016-HQA4, Class M3, 4.07%, 4/25/2029(j)	1,030	1,051
Series 2018-HQA1, Class M2, 2.47%, 9/25/2030(j)	2,382	2,220
FHLMC, REMIC
Series 4043, Class PI, IO, 2.50%, 5/15/2027	4,423	247
Series 4086, Class AI, IO, 3.50%, 7/15/2027	1,915	138
Series 4120, Class UI, IO, 3.00%, 10/15/2027	1,239	70
Series 4216, Class MI, IO, 3.00%, 6/15/2028	672	51
Series 4178, Class BI, IO, 3.00%, 3/15/2033	1,344	136
Series 2936, Class AS, IF, IO, 5.92%, 2/15/2035(j)	323	49
Series 3716, Class PI, IO, 4.50%, 4/15/2038	1,502	46
Series 4119, Class LI, IO, 3.50%, 6/15/2039	8,549	402
Series 3907, Class AI, IO, 5.00%, 5/15/2040	2,011	119
Series 4018, Class HI, IO, 4.50%, 3/15/2041	3,985	402
Series 4073, Class IQ, IO, 4.00%, 7/15/2042	1,360	198
Series 4173, Class I, IO, 4.00%, 3/15/2043	4,161	749
Series 4305, Class SK, IF, IO, 6.42%, 2/15/2044(j)	1,715	387
Series 4612, Class QI, IO, 3.50%, 5/15/2044	7,171	646
Series 4372, Class SY, IF, IO, 5.92%, 8/15/2044(j)	6,422	1,149
Series 4687, Class SG, IF, IO, 5.97%, 1/15/2047(j)	5,797	1,252
Series 4654, Class SK, IF, IO, 5.82%, 2/15/2047(j)	8,682	1,835
Series 4681, Class SD, IF, IO, 5.97%, 5/15/2047(j)	13,969	2,685
Series 4707, Class SA, IF, IO, 5.97%, 8/15/2047(j)	8,174	1,864
Flagstar Mortgage Trust Series 2020-1INV, Class A11, 1.02%, 3/25/2050(f)(j)	1,027	973
FNMA, Connecticut Avenue Securities
Series 2015-C03, Class 2M2, 5.17%, 7/25/2025(j)	758	766
Series 2017-C06, Class 1M2, 2.82%, 2/25/2030(j)	628	616
Series 2018-C05, Class 1M2, 2.52%, 1/25/2031(j)	1,964	1,906
Series 2018-C06, Class 1M2, 2.17%, 3/25/2031(j)	1,033	986
Series 2018-C06, Class 2M2, 2.27%, 3/25/2031(j)	331	318
FNMA, REMIC
Series 2012-109, Class WI, IO, 2.50%, 10/25/2027	1,926	98
Series 2012-145, Class EI, IO, 3.00%, 1/25/2028	3,226	218
Series 2012-149, Class MI, IO, 3.00%, 1/25/2028	2,023	126
Series 2012-120, Class DI, IO, 3.00%, 3/25/2031	742	38
Series 2003-130, Class NS, IF, IO, 6.83%, 1/25/2034(j)	707	162
Series 2005-67, Class SI, IF, IO, 6.53%, 8/25/2035(j)	521	81
Series 2005-69, Class AS, IF, IO, 6.53%, 8/25/2035(j)	147	24
Series 2006-24, Class QS, IF, IO, 7.03%, 4/25/2036(j)	504	104
Series 2012-148, Class JI, IO, 3.50%, 12/25/2039	2,289	124
Series 2010-102, Class IP, IO, 5.00%, 12/25/2039	661	23
Series 2012-118, Class DI, IO, 3.50%, 1/25/2040	4,922	235
Series 2013-5, Class BI, IO, 3.50%, 3/25/2040	4,817	264
Series 2010-68, Class SJ, IF, IO, 6.38%, 7/25/2040(j)	477	96
Series 2016-30, Class SA, IF, IO, 5.83%, 5/25/2046(j)	6,986	1,610

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
Series 2016-39, Class LS, IF, IO, 5.83%, 7/25/2046(j)		4,459	1,070
Series 2016-74, Class GS, IF, IO, 5.83%, 10/25/2046(j)		2,130	481
Series 2016-75, Class SC, IF, IO, 5.93%, 10/25/2046(j)		4,564	986
Series 2017-6, Class SB, IF, IO, 5.88%, 2/25/2047(j)		3,299	691
Series 2017-47, Class ST, IF, IO, 5.93%, 6/25/2047(j)		7,202	1,785
Series 2019-42, Class SK, IF, IO, 5.88%, 8/25/2049(j)		1,978	383
FWD Securitization Trust Series 2020-INV1, Class A1, 2.24%, 1/25/2050(f)(j)		2,102	2,090
GCAT Trust Series 2020-NQM1, Class A1, 2.25%, 1/25/2060(f)(k)		3,274	3,262
GNMA
Series 2014-36, Class WY, 2.00%, 3/16/2044		810	845
Series 2014-181, Class SL, IF, IO, 5.43%, 12/20/2044(j)		3,294	734
Series 2015-110, Class MS, IF, IO, 5.54%, 8/20/2045(j)		1,413	224
Series 2017-134, Class SD, IF, IO, 6.03%, 9/20/2047(j)		3,222	694
Series 2019-115, Class SD, IF, IO, 5.93%, 9/20/2049(j)		1,747	243
Series 2015-H13, Class GI, IO, 1.77%, 4/20/2065(j)		2,555	116
Series 2017-H14, Class FG, 3.49%, 6/20/2067(j)		1,125	1,142
GSR Mortgage Loan Trust Series 2004-15F, Class 1A2, 5.50%, 12/25/2034		702	734
Homeward Opportunities Fund I Trust
Series 2019-1, Class M1, 3.95%, 1/25/2059‡(f)(j)		810	761
Series 2019-3, Class A1, 2.68%, 11/25/2059(f)(j)		93	94
IndyMac INDX Mortgage Loan Trust Series 2005-AR10, Class A1, 0.43%, 6/25/2035(j)		999	852
JP Morgan Mortgage Trust Series 2006-S2, Class 1A19, 6.00%, 7/25/2036		416	321
Lanark Master Issuer plc (United Kingdom) Series 2018-1A, Class 1A, 2.10%, 12/22/2069(f)(j)		1,252	1,251
Lehman Mortgage Trust Series 2005-2, Class 2A5, 5.50%, 12/25/2035		394	335
LHOME Mortgage Trust Series 2019-RTL3, Class A1, 3.87%, 7/25/2024(f)		860	803
MASTR Alternative Loan Trust Series 2004-12, Class 3A1, 6.00%, 12/25/2034		1,683	1,715
Morgan Stanley Mortgage Loan Trust
Series 2004-4, Class 2A, 6.38%, 9/25/2034(j)		351	381
Series 2004-9, Class 1A, 5.38%, 11/25/2034(j)		122	128
New Residential Mortgage Loan Trust
Series 2019-NQM5, Class A1, 2.71%, 11/25/2059(f)(j)		5,533	5,576
Series 2020-NQM1, Class A1, 2.46%, 1/26/2060(f)(j)		2,587	2,519
OBX Trust
Series 2020-INV1, Class A11, 1.39%, 12/25/2049(f)(j)		1,872	1,754
Series 2019-EXP1, Class 2A1B, 1.12%, 1/25/2059(f)(j)		863	845
Series 2019-EXP3, Class 2A1A, 1.07%, 10/25/2059(f)(j)		3,109	3,089
Series 2019-EXP3, Class 2A1B, 1.07%, 10/25/2059(f)(j)		1,038	999
Series 2020-EXP1, Class 2A1, 0.92%, 2/25/2060(f)(j)		494	487
Permanent Master Issuer plc (United Kingdom) Series 2018-1A, Class 1A1, 1.60%, 7/15/2058(f)(j)		1,740	1,738
RALI Trust Series 2006-QS4, Class A2, 6.00%, 4/25/2036		42	39
Residential Asset Securitization Trust
Series 2005-A3, Class A2, 5.50%, 4/25/2035		2,437	2,077
Series 2005-A8CB, Class A11, 6.00%, 7/25/2035		300	262
SART 4.75%, 7/15/2024		2,730	2,675
Sequoia Mortgage Trust Series 2003-8, Class A1, 0.81%, 1/20/2034(j)		412	393
Starwood Mortgage Residential Trust
Series 2019-1, Class A3, 3.30%, 6/25/2049(f)(j)		1,203	1,200
Series 2019-INV1, Class A1, 2.61%, 9/27/2049(f)(j)		1,314	1,298
Series 2020-1, Class A1, 2.27%, 2/25/2050(f)(j)		1,526	1,525
TDA CAM FTA (Spain) Series 4, Class A, 0.00%, 6/26/2039(e)(j)	EUR	703	771
Toorak Mortgage Corp. Ltd.
Series 2018-1, Class A1, 4.34%, 8/25/2021(f)(k)		2,600	2,460
Series 2019-1, Class A1, 4.46%, 3/25/2022(f)(k)		1,980	1,851

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
Verus Securitization Trust
Series 2018-2, Class A1, 3.68%, 6/1/2058(f)(j)	1,169	1,181
Series 2019-1, Class A1, 3.84%, 2/25/2059(f)(j)	1,401	1,415
Series 2019-4, Class A1, 2.64%, 11/25/2059(f)(k)	5,149	5,186
Series 2019-INV3, Class A1, 2.69%, 11/25/2059(f)(j)	6,068	5,965
Series 2020-1, Class A1, 2.42%, 1/25/2060(f)(j)	1,282	1,288
WaMu Mortgage Pass-Through Certificates Trust Series 2003-S3, Class 3A2, 5.50%, 5/25/2033	146	146
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2006-3, Class 5A2, 5.50%, 3/25/2021	13	13

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $127,529)		127,532

ASSET-BACKED SECURITIES — 12.3%
5AIF Juniper 2 LLC Series 2018-1, Class A, 5.45%, 8/15/2022‡(f)	6,875	6,875
ACC Trust Series 2019-2, Class A, 2.82%, 2/21/2023(f)	597	600
ACIS CLO Ltd. (Cayman Islands) Series 2017-7A, Class A1, 2.04%, 5/1/2027(f)(j)	1,104	1,086
American Credit Acceptance Receivables Trust
Series 2016-4, Class D, 4.11%, 4/12/2023(f)	465	466
Series 2017-2, Class D, 3.69%, 6/12/2023(f)	1,505	1,510
Series 2019-3, Class B, 2.59%, 8/14/2023(f)	1,810	1,823
Series 2017-2, Class E, 5.52%, 3/12/2024(f)	1,090	1,103
Series 2018-3, Class C, 3.75%, 10/15/2024(f)	628	630
Series 2019-4, Class D, 2.97%, 12/12/2025(f)	790	757
Apidos CLO XXX (Cayman Islands) Series XXXA, Class A2, 2.74%, 10/18/2031(f)(j)	730	704
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-W7, Class M2, 1.07%, 5/25/2034‡(j)	143	135
Asset-Backed Securities Corp. Home Equity Loan Trust Series 2004-HE7, Class M2, 1.74%, 10/25/2034‡(j)	181	180
BlueMountain CLO Ltd. (Cayman Islands) Series 2014-2A, Class BR2, 2.89%, 10/20/2030‡(f)(j)	730	708
Business Jet Securities LLC
Series 2018-1, Class A, 4.34%, 2/15/2033(f)	553	482
Series 2018-1, Class B, 6.05%, 2/15/2033‡(f)	1,361	1,052
Chase Funding Loan Acquisition Trust Series 2004-OPT1, Class M2, 1.67%, 6/25/2034‡(j)	267	258
CIFC Funding Ltd. (Cayman Islands)
Series 2017-1A, Class D, 4.61%, 4/23/2029‡(f)(j)	830	706
Series 2014-5A, Class BR2, 2.93%, 10/17/2031‡(f)(j)	500	481
CIG Auto Receivables Trust
Series 2017-1A, Class A, 2.71%, 5/15/2023(f)	66	66
Series 2017-1A, Class B, 3.81%, 5/15/2023(f)	600	602
Commonbond Student Loan Trust
Series 2018-AGS, Class B, 3.58%, 2/25/2044‡(f)	990	999
Series 2018-AGS, Class C, 3.82%, 2/25/2044‡(f)	133	134
Conn’s Receivables Funding LLC
Series 2019-A, Class B, 4.36%, 10/16/2023‡(f)	640	617
Series 2019-A, Class C, 5.29%, 10/16/2023‡(f)	572	519
Consumer Loan Underlying Bond Credit Trust Series 2017-P2, Class B, 3.56%, 1/15/2024‡(f)	245	245
Countrywide Asset-Backed Certificates
Series 2002-4, Class M1, 1.29%, 12/25/2032‡(j)	773	760
Series 2004-2, Class M1, 0.92%, 5/25/2034‡(j)	54	53
Series 2004-ECC2, Class M2, 1.14%, 12/25/2034‡(j)	352	346
CPS Auto Receivables Trust Series 2018-A, Class B, 2.77%, 4/18/2022(f)	248	248
CPS Auto Trust
Series 2018-C, Class C, 3.68%, 6/17/2024(f)	2,380	2,386
Series 2018-C, Class D, 4.40%, 6/17/2024(f)	810	799
Credit Acceptance Auto Loan Trust
Series 2018-1A, Class C, 3.77%, 6/15/2027(f)	2,330	2,323
Series 2018-3A, Class B, 3.89%, 10/15/2027(f)	580	585

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)		Value (000)
Series 2018-3A, Class C, 4.04%, 12/15/2027(f)	670		674
CWABS, Inc. Asset-Backed Certificates Series 2004-1, Class M2, 0.99%, 3/25/2034‡(j)	109		107
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-5, Class M2, 1.17%, 7/25/2034‡(j)	202		198
Diamond Resorts Owner Trust Series 2018-1, Class C, 4.53%, 1/21/2031‡(f)	1,834		1,758
DT Auto Owner Trust
Series 2017-3A, Class E, 5.60%, 8/15/2024(f)	790		798
Series 2018-2A, Class E, 5.54%, 6/16/2025(f)	890		895
Series 2020-1A, Class C, 2.29%, 11/17/2025(f)	2,980		2,926
Exeter Automobile Receivables Trust
Series 2015-3A, Class D, 6.55%, 10/17/2022(f)	1,901		1,905
Series 2018-3A, Class C, 3.71%, 6/15/2023(f)	1,008		1,019
Series 2018-2A, Class D, 4.04%, 3/15/2024(f)	1,000		1,012
Series 2018-3A, Class D, 4.35%, 6/17/2024(f)	2,230		2,235
Series 2018-3A, Class E, 5.43%, 8/15/2024(f)	550		540
Series 2020-1A, Class C, 2.49%, 1/15/2025(f)	1,320		1,306
Series 2020-1A, Class D, 2.73%, 12/15/2025(f)	2,150		2,046
First Franklin Mortgage Loan Trust Series 2004-FF5, Class A1, 0.89%, 8/25/2034‡(j)	—	(l)	—	(l)
Flagship Credit Auto Trust
Series 2017-4, Class D, 3.58%, 1/15/2024(f)	1,900		1,864
Series 2018-3, Class C, 3.79%, 12/16/2024(f)	690		697
FREED ABS Trust Series 2018-1, Class B, 4.56%, 7/18/2024‡(f)	2,390		2,320
GLS Auto Receivables Trust Series 2018-2A, Class D, 5.46%, 3/17/2025(f)	1,470		1,408
GMAT Trust Series 2013-1A, Class M, 5.00%, 11/25/2043‡(f)(j)	5,015		3,715
LV Tower 52 Issuer Series 2013-1, Class M, 7.75%, 7/15/2019‡(f)	4,953		4,996
Marlette Funding Trust
Series 2017-3A, Class C, 4.01%, 12/15/2024‡(f)	368		367
Series 2018-1A, Class B, 3.19%, 3/15/2028‡(f)	75		75
Series 2018-1A, Class C, 3.69%, 3/15/2028(f)	1,182		1,175
MFA LLC Series 2018-NPL2, Class A1, 4.16%, 7/25/2048‡(f)(k)	1,302		1,193
Mid-State Capital Corp. Trust Series 2006-1, Class M2, 6.74%, 10/15/2040‡(f)	2,630		2,827
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE1, Class M1, 1.02%, 1/25/2034‡(j)	431		423
Series 2004-NC7, Class M3, 1.14%, 7/25/2034‡(j)	102		97
Series 2004-HE7, Class M2, 1.11%, 8/25/2034‡(j)	59		57
Series 2004-HE7, Class M3, 1.19%, 8/25/2034‡(j)	74		73
Series 2004-HE8, Class M2, 1.19%, 9/25/2034‡(j)	125		120
Series 2005-NC1, Class M3, 0.93%, 1/25/2035‡(j)	347		312
New Century Home Equity Loan Trust
Series 2004-2, Class M2, 1.10%, 8/25/2034‡(j)	58		55
Series 2004-4, Class M2, 0.96%, 2/25/2035‡(j)	248		239
Octagon Investment Partners 30 Ltd. (Cayman Islands) Series 2017-1A, Class A1, 2.46%, 3/17/2030(f)(j)	3,166		3,111
OneMain Direct Auto Receivables Trust
Series 2018-1A, Class B, 3.71%, 4/14/2025(f)	914		922
Series 2018-1A, Class D, 4.40%, 1/14/2028(f)	1,110		1,099
OneMain Financial Issuance Trust Series 2018-1A, Class D, 4.08%, 3/14/2029‡(f)	860		777
Option One Mortgage Loan Trust Series 2004-3, Class M3, 1.14%, 11/25/2034‡(j)	31		29
PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 2.52%, 4/25/2023(f)(j)	1,210		1,058
PNMAC GMSR Issuer Trust Series 2018-GT2, Class A, 2.82%, 8/25/2025(f)(j)	2,280		2,006
Prestige Auto Receivables Trust Series 2018-1A, Class C, 3.75%, 10/15/2024(f)	2,240		2,271
Pretium Mortgage Credit Partners I LLC Series 2019-NPL2, Class A2, 5.93%, 12/27/2058‡(f)(k)	990		886
Progress Residential Trust Series 2018-SFR3, Class E, 4.87%, 10/17/2035‡(f)	2,937		2,926

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
Renaissance Home Equity Loan Trust
Series 2005-1, Class AF6, 4.97%, 5/25/2035‡(k)		243	251
Series 2005-2, Class M1, 5.05%, 8/25/2035‡(k)		1,837	1,932
Santander Drive Auto Receivables Trust
Series 2016-2, Class E, 4.38%, 9/15/2023		2,500	2,505
Series 2018-4, Class D, 3.98%, 12/15/2025		1,890	1,929
Santander Prime Auto Issuance Notes Trust Series 2018-A, Class F, 6.80%, 9/15/2025(f)		716	706
Santander Revolving Auto Loan Trust
Series 2019-A, Class A, 2.51%, 1/26/2032(f)		820	812
Series 2019-A, Class C, 3.00%, 1/26/2032(f)		480	454
Series 2019-A, Class D, 3.45%, 1/26/2032(f)		2,910	2,708
Saxon Asset Securities Trust Series 2006-2, Class A3C, 0.32%, 9/25/2036‡(j)		47	46
Shackleton CLO Ltd. (Cayman Islands) Series 2014-6RA, Class B, 2.86%, 7/17/2028(f)(j)		460	447
Springleaf Funding Trust
Series 2016-AA, Class B, 3.80%, 11/15/2029(f)		600	601
Series 2017-AA, Class C, 3.86%, 7/15/2030‡(f)		2,000	1,753
Structured Asset Investment Loan Trust
Series 2004-7, Class M1, 1.22%, 8/25/2034‡(j)		528	521
Series 2004-8, Class M2, 1.10%, 9/25/2034‡(j)		275	260
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-WF2, Class M2, 0.80%, 5/25/2035‡(j)		119	106
TIAA CLO II Ltd. (Cayman Islands) Series 2017-1A, Class A, 2.42%, 4/20/2029(f)(j)		3,055	2,993
Tricolor Auto Securitization Trust Series 2018-2A, Class A, 3.96%, 10/15/2021(f)		138	138
United Auto Credit Securitization Trust Series 2018-1, Class D, 3.52%, 11/10/2022(f)		404	405
VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047‡(f)(k)		491	471
VOLT LXXXIII LLC Series 2019-NPL9, Class A1B, 4.09%, 11/26/2049(f)(k)		2,960	2,391
Westlake Automobile Receivables Trust Series 2018-3A, Class D, 4.00%, 10/16/2023(f)		860	866
Series 2018-3A, Class E, 4.90%, 12/15/2023(f)		490	491
Series 2018-2A, Class E, 4.86%, 1/16/2024(f)		730	743
Series 2018-1A, Class F, 5.60%, 7/15/2024(f)		2,900	2,699
Series 2018-2A, Class F, 6.04%, 1/15/2025(f)		1,701	1,594
Series 2018-3A, Class F, 6.02%, 2/18/2025(f)		1,000	935

TOTAL ASSET-BACKED SECURITIES (Cost $116,961)			113,512

FOREIGN GOVERNMENT SECURITIES — 8.0%
Arab Republic of Egypt (Egypt)
5.75%, 5/29/2024(f)		370	371
7.63%, 5/29/2032(f)		550	541
8.88%, 5/29/2050(f)		370	365
Bonos and Obligaciones del Estado (Spain) 5.15%, 10/31/2028(e)	EUR	10,815	16,769
Canada Government Bond (Canada) 1.25%, 6/1/2030	CAD	11,297	8,784
Czech Republic (Czech Republic) 2.00%, 10/13/2033	CZK	105,860	4,970
Dominican Republic Government Bond (Dominican Republic) 5.88%, 1/30/2060(f)		760	643
Federal Democratic Republic of Ethiopia (Ethiopia) 6.63%, 12/11/2024(e)		1,240	1,152
Jamaica Government Bond (Jamaica)
8.00%, 3/15/2039		870	980
7.88%, 7/28/2045		200	221
Kingdom of Bahrain (Bahrain) 7.50%, 9/20/2047(e)		1,715	1,742
Kingdom of Morocco (Morocco)
1.50%, 11/27/2031(f)	EUR	900	873
5.50%, 12/11/2042(e)		470	536
Lebanese Republic (Lebanon) 6.38%, 3/9/2020(h)		1,280	241
Malaysia Government Bond (Malaysia)
3.62%, 11/30/2021	MYR	15,740	3,700
3.48%, 3/15/2023	MYR	6,700	1,591
3.83%, 7/5/2034	MYR	10,780	2,657
Mex Bonos Desarr Fix Rt (Mexico) Series M 20, 8.50%, 5/31/2029	MXN	45,000	2,355
Republic of Cote d’Ivoire (Ivory Coast) 6.88%, 10/17/2040(f)	EUR	1,880	1,900
Republic of El Salvador (El Salvador) 7.75%, 1/24/2023(e)		877	785
Republic of Kenya (Kenya) 6.88%, 6/24/2024(e)		920	883

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
Republic of North Macedonia (Macedonia, the Former Yugoslav Republic of) 2.75%, 1/18/2025(e)	EUR	1,110	1,219
Republic of Panama (Panama)
4.50%, 4/1/2056		860	1,014
3.87%, 7/23/2060		960	1,049
Republic of Paraguay (Paraguay)
5.00%, 4/15/2026(e)		620	673
4.95%, 4/28/2031(f)		430	463
5.60%, 3/13/2048(e)		820	912
5.40%, 3/30/2050(f)		470	516
Republic of Peru (Peru) 6.95%, 8/12/2031(e)	PEN	6,730	2,415
Republic of Philippines (Philippines) 2.95%, 5/5/2045		1,020	1,060
Republic of Serbia (Serbia) 1.50%, 6/26/2029(f)	EUR	560	580
Republic of South Africa (South Africa) 5.00%, 10/12/2046		2,330	1,845
Romania Government Bond (Romania)
2.12%, 7/16/2031(f)	EUR	487	497
4.63%, 4/3/2049(f)	EUR	297	370
Russian Federation (Russia)
6.00%, 10/6/2027	RUB	56,750	843
7.25%, 5/10/2034	RUB	32,943	535
7.70%, 3/16/2039	RUB	54,020	934
5.88%, 9/16/2043(e)		2,000	2,855
State of Israel Government Bond (Israel)
3.38%, 1/15/2050		1,440	1,518
3.88%, 7/3/2050		320	366
4.50%, 4/3/2120		220	268
State of Qatar (Qatar) 3.75%, 4/16/2030(f)		259	288
Ukraine Government Bond (Ukraine) 7.75%, 9/1/2022(e)		1,347	1,357

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $75,097)			73,636

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.0%
BANK
Series 2019-BN20, Class XA, IO, 0.84%, 9/15/2062(j)		4,149	236
Series 2020-BN25, Class XA, IO, 0.89%, 1/15/2063(j)		30,222	1,944
BHMS Series 2018-ATLS, Class A, 1.43%, 7/15/2035(f)(j)		2,675	2,489
Braemar Hotels & Resorts Trust Series 2018-PRME, Class C, 1.43%, 6/15/2035‡(f)(j)		1,200	1,026
CGDBB Commercial Mortgage Trust
Series 2017-BIOC, Class B, 1.15%, 7/15/2032(f)(j)		2,375	2,300
Series 2017-BIOC, Class C, 1.23%, 7/15/2032‡(f)(j)		1,562	1,503
Citigroup Commercial Mortgage Trust Series 2015-P1, Class D, 3.23%, 9/15/2048‡(f)		2,765	1,800
Commercial Mortgage Trust Series 2020-CBM, Class D, 3.63%, 2/10/2037‡(f)(j)		2,210	1,916
Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class AM, 5.42%, 2/15/2040		18	17
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class B, 1.41%, 5/15/2036‡(f)(j)		3,800	3,676
Exantas Capital Corp. Ltd. (Cayman Islands) Series 2018-RSO6, Class A, 1.01%, 6/15/2035(f)(j)		172	172
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K033, Class X1, IO, 0.30%, 7/25/2023(j)		42,665	358
Series K729, Class X1, IO, 0.36%, 10/25/2024(j)		21,738	284
Series K091, Class A2, 3.51%, 3/25/2029		3,700	4,331
Series K158, Class A2, 3.90%, 12/25/2030(j)		1,890	2,262
Series K155, Class A2, 3.75%, 11/25/2032		4,300	5,134
Series K723, Class X3, IO, 1.92%, 10/25/2034(j)		9,280	519
Series K041, Class X3, IO, 1.64%, 11/25/2042(j)		13,061	839
Series K047, Class X3, IO, 1.49%, 6/25/2043(j)		18,000	1,107
Series K726, Class X3, IO, 2.13%, 7/25/2044(j)		3,760	267
Series K067, Class X3, IO, 2.11%, 9/25/2044(j)		15,993	1,970
Series K068, Class X3, IO, 2.06%, 10/25/2044(j)		4,540	544
Series K070, Class X3, IO, 2.04%, 12/25/2044(j)		2,152	262
Series K730, Class X3, IO, 2.04%, 2/25/2045(j)		13,820	1,113
Series K072, Class X3, IO, 2.14%, 12/25/2045(j)		3,940	509
Series K088, Class X3, IO, 2.35%, 2/25/2047(j)		7,310	1,145
FNMA ACES Series 2019-M1, Class A2, 3.56%, 9/25/2028(j)		1,200	1,387
FREMF Series 2018-KF46, Class B, 2.28%, 3/25/2028(f)(j)		2,297	1,810

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
FREMF Mortgage Trust
Series 2017-KF29, Class B, 4.00%, 2/25/2024(f)(j)	234	205
Series 2017-KF31, Class B, 3.23%, 4/25/2024(f)(j)	302	256
Series 2017-KF36, Class B, 2.98%, 8/25/2024(f)(j)	877	745
Series 2017-KF35, Class B, 3.08%, 8/25/2024(f)(j)	855	736
Series 2018-KF45, Class B, 2.28%, 3/25/2025(f)(j)	335	282
Series 2018-KF47, Class B, 2.33%, 5/25/2025(f)(j)	453	386
Series 2018-KF48, Class B, 2.38%, 6/25/2028(f)(j)	1,240	968
Series 2011-K12, Class B, 4.34%, 1/25/2046(f)(j)	700	705
Series 2017-K726, Class C, 3.97%, 7/25/2049(f)(j)	725	725
Series 2017-K67, Class B, 3.94%, 9/25/2049(f)(j)	1,995	2,024
Series 2017-K729, Class B, 3.67%, 11/25/2049(f)(j)	880	879
GNMA
Series 2012-89, IO, 0.51%, 12/16/2053(j)	6,753	102
Series 2017-9, IO, 0.73%, 1/16/2057(j)	11,043	603
Series 2017-23, IO, 0.74%, 5/16/2059(j)	9,933	533
Series 2017-69, IO, 0.81%, 7/16/2059(j)	9,159	538
Series 2019-155, IO, 0.68%, 7/16/2061(j)	17,458	1,175
GPMT Ltd. (Cayman Islands) Series 2018-FL1, Class B, 1.72%, 11/21/2035‡(f)(j)	1,540	1,342
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039‡(j)	4,934	2,862
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class D, 3.31%, 9/13/2031‡(f)	3,170	3,010
Morgan Stanley Capital I Trust Series 2006-HQ8, Class D, 5.60%, 3/12/2044‡(j)	93	93
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048(f)(j)	2,233	2,256
Series 2019-3, Class A, 3.03%, 10/25/2049(f)(j)	770	757
Series 2020-1, Class AFX, 2.61%, 2/25/2050(f)(j)	1,693	1,649
Wachovia Bank Commercial Mortgage Trust Series 2005-C21, Class F, 5.10%, 10/15/2044‡(f)(j)	1,299	256

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $69,647)		64,007

CONVERTIBLE BONDS — 0.8%
Electronic Equipment, Instruments & Components — 0.2%
II-VI, Inc. 0.25%, 9/1/2022	475	560
Knowles Corp. 3.25%, 11/1/2021	870	923

		1,483

Health Care Equipment & Supplies — 0.0%(g)
Integra LifeSciences Holdings Corp. 0.50%, 8/15/2025(f)	465	440

Hotels, Restaurants & Leisure — 0.1%
Huazhu Group Ltd. (China) 0.38%, 11/1/2022	760	757

Interactive Media & Services — 0.1%
Snap, Inc. 0.75%, 8/1/2026(f)	680	727

IT Services — 0.1%
Square, Inc. 0.50%, 5/15/2023	785	979

Machinery — 0.0%(g)
Fortive Corp. 0.88%, 2/15/2022	470	449

Software — 0.3%
DocuSign, Inc. 0.50%, 9/15/2023	370	739
Envestnet, Inc. 1.75%, 6/1/2023	725	886
FireEye, Inc. 0.88%, 6/1/2024	650	576

		2,201

TOTAL CONVERTIBLE BONDS (Cost $6,696)		7,036

PREFERRED STOCKS — 0.2%
Communications Equipment — 0.0%(g)
Goodman Networks, Inc. (Preference)*‡	7	—	(l)

Internet & Direct Marketing Retail — 0.0%(g)
MYT Holding Co. 10.00%, 6/7/2029(f)	352	190

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Shares (000)	Value (000)
Specialty Retail — 0.2%
Claire’s Stores, Inc.*‡	1	1,209

TOTAL PREFERRED STOCKS (Cost $694)		1,399

	Principal Amount (000)
LOAN ASSIGNMENTS — 0.1%(m)
Specialty Retail — 0.1%
Claire’s Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.50%), 8.42%, 12/18/2026(c)(n) (Cost $1,606)	1,790	1,360

	Shares (000)
COMMON STOCKS — 0.1%
Capital Markets — 0.1%
UCI Holdings LLC (New Zealand)*‡	24	512

Communications Equipment — 0.0%(g)
Goodman Networks, Inc.*‡	6	—	(l)

Specialty Retail — 0.0%(g)
Claire’s Stores, Inc.*‡	1	557

TOTAL COMMON STOCKS (Cost $1,144)		1,069

	No. of Warrants (000)
WARRANTS — 0.0%(g)
Wireless Telecommunication Services — 0.0%(g)
iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD*‡ (Cost $227)	13	101

	No. of Rights (000)
RIGHTS — 0.0%(g)
Independent Power and Renewable Electricity Producers — 0.0%(g)
Vistra Energy Corp., expiring 12/31/2049*‡ (Cost $—)	42	45

	Shares (000)
SHORT-TERM INVESTMENTS — 11.2%
INVESTMENT COMPANIES — 11.2%
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.44%(o)(p) (Cost $103,023)	103,006	103,109

Total Investments — 107.6% (Cost $982,323)		988,594
Liabilities in Excess of Other Assets — (7.6)%		(69,425)

Net Assets — 100.0%		919,169

Percentages indicated are based on net assets.

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
CAD	Canadian Dollar
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
CSMC	Credit Suisse Mortgage Trust
CZK	Czech Republic Koruna
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of May 31, 2020. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REMIC	Real Estate Mortgage Investment Conduit
RUB	Russian Ruble
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(b)

Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of May 31, 2020.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of May 31, 2020.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)	Amount rounds to less than 0.1% of net assets.
(h)	Defaulted security.
(i)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(j)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of May 31, 2020.

(k)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of May 31, 2020.

(l)	Amount rounds to less than one thousand.
(m)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(n)	Fund is subject to legal or contractual restrictions on the resale of the security.
(o)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(p)	The rate shown is the current yield as of May 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of May 31, 2020 (amounts in thousands, except number of contracts):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Australia 10 Year Bond	290	06/2020	AUD	28,796	(196)
Euro-BTP	122	06/2020	EUR	19,234	1,013
Canada 10 Year Bond	411	09/2020	CAD	45,907	80

					897

Short Contracts
Euro-Bund	(40)	06/2020	EUR	(7,651)	123

					123

					1,020

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

Forward foreign currency exchange contracts outstanding as of May 31, 2020 (amounts in thousands):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	1,227	USD	1,332	State Street Corp.	6/3/2020	30
EUR	985	USD	1,065	State Street Corp.	6/23/2020	30
MXN	56,875	USD	2,436	Goldman Sachs International	6/23/2020	121
PLN	9,693	USD	2,296	State Street Corp.	6/23/2020	121
USD	7,636	MYR	33,163	Standard Chartered Bank**	6/23/2020	15
EUR	999	USD	1,101	Merrill Lynch International	7/6/2020	9
GBP	84	USD	103	Citibank, NA	7/6/2020	1
USD	6,138	EUR	5,517	State Street Corp.	7/6/2020	9

Total unrealized appreciation						336

EUR	5,517	USD	6,134	State Street Corp.	6/3/2020	(10)
USD	7,338	EUR	6,744	Merrill Lynch International	6/3/2020	(149)
EUR	6,070	USD	6,757	Merrill Lynch International	6/23/2020	(16)
USD	2,288	BRL	13,229	Citibank, NA**	6/23/2020	(188)
USD	8,362	CAD	11,779	HSBC Bank, NA	6/23/2020	(193)
USD	4,521	CZK	115,244	HSBC Bank, NA	6/23/2020	(233)
USD	36,880	EUR	34,078	HSBC Bank, NA	6/23/2020	(964)
USD	6,220	EUR	5,659	State Street Corp.	6/23/2020	(64)
USD	4,560	MXN	111,015	HSBC Bank, NA	6/23/2020	(430)
USD	2,363	MXN	54,254	State Street Corp.	6/23/2020	(76)
USD	2,450	PEN	8,494	Citibank, NA**	6/23/2020	(28)
USD	2,212	PLN	9,349	State Street Corp.	6/23/2020	(119)
USD	504	RUB	37,243	Citibank, NA**	6/23/2020	(24)
USD	4,461	TRY	31,626	Barclays Bank plc	6/23/2020	(146)
USD	2,321	ZAR	43,181	HSBC Bank, NA	6/23/2020	(134)
USD	103	GBP	84	Royal Bank of Canada	7/6/2020	(1)

Total unrealized depreciation						(2,775)

Net unrealized depreciation						(2,439)

Abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
CZK	Czech Republic Koruna
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand
**	Non-deliverable forward.

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

Centrally Cleared Credit default swap contracts outstanding - sell protection(a) as of May 31, 2020 (amounts in thousands):

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%)(b)	Notional Amount(c)	Upfront Payments (Receipts) ($)(d)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX.NA.IG.34-V1	1.00	Quarterly	6/20/2025	0.78	USD 17,962	(65)	295	230

(a)

The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations

CDX	Credit Default Swap Index
USD	United States Dollar

A. Valuation of Investments — Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P. Morgan Investment Management Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at May 31, 2020.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$70,554	$42,958	$113,512
Collateralized Mortgage Obligations	—	122,892	4,640	127,532
Commercial Mortgage-Backed Securities	—	46,523	17,484	64,007
Common Stocks	—	—	1,069	1,069
Convertible Bonds	—	7,036	—	7,036
Corporate Bonds
Aerospace & Defense	—	7,918	—	7,918
Airlines	—	1,830	—	1,830
Banks	—	39,542	—	39,542
Beverages	—	4,759	—	4,759
Biotechnology	—	6,440	—	6,440
Capital Markets	—	23,069	—	23,069
Chemicals	—	1,811	—	1,811
Commercial Services & Supplies	—	272	—	272
Consumer Finance	—	1,196	—	1,196
Containers & Packaging	—	901	—	901
Diversified Financial Services	—	7,754	—	7,754
Diversified Telecommunication Services	—	7,652	—	7,652
Electric Utilities	—	18,198	1	18,199
Equity Real Estate Investment Trusts (REITs)	—	2,517	—	2,517
Food & Staples Retailing	—	2,775	—	2,775
Gas Utilities	—	688	—	688
Health Care Equipment & Supplies	—	1,167	—	1,167
Health Care Providers & Services	—	2,797	—	2,797
Hotels, Restaurants & Leisure	—	425	—	425
Household Products	—	166	—	166
Industrial Conglomerates	—	1,914	—	1,914
Insurance	—	3,630	—	3,630
IT Services	—	617	—	617
Machinery	—	422	—	422
Media	—	8,404	—	8,404
Metals & Mining	—	140	—	140
Multiline Retail	—	600	—	600
Multi-Utilities	—	1,357	—	1,357
Oil, Gas & Consumable Fuels	—	13,821	—	13,821
Pharmaceuticals	—	4,266	—	4,266
Real Estate Management & Development	—	3,435	—	3,435
Road & Rail	—	2,893	—	2,893
Semiconductors & Semiconductor Equipment	—	1,910	—	1,910
Software	—	2,063	—	2,063
Specialty Retail	—	2,171	—	2,171
Technology Hardware, Storage & Peripherals	—	2,319	—	2,319

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Thrifts & Mortgage Finance	$—	$5,949	$6,000		$11,949
Tobacco	—	8,197	—		8,197
Trading Companies & Distributors	—	997	—		997
Water Utilities	—	715	—		715
Wireless Telecommunication Services	—	6,062	—		6,062

Total Corporate Bonds	—	203,759	6,001		209,760

Foreign Government Securities	—	73,636	—		73,636
Loan Assignments	—	1,360	—		1,360
Mortgage-Backed Securities	—	286,028	—		286,028
Preferred Stocks
Communications Equipment	—	—	—	(a)	— (a)
Internet & Direct Marketing Retail	—	190	—		190
Specialty Retail	—	—	1,209		1,209

Total Preferred Stocks	—	190	1,209		1,399

Rights	—	—	45		45
Warrants	—	—	101		101
Short-Term Investments
Investment Companies	103,109	—	—		103,109

Total Investments in Securities	$103,109	$811,978	$73,507		$988,594

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$336	$—		$336
Futures Contracts	1,216	—	—		1,216
Swaps	—	295	—		295

Total Appreciation in Other Financial Instruments	$1,216	$631	$—		$1,847

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(2,775)	$—		$(2,775)
Futures Contracts	(196)	—	—		(196)

Total Depreciation in Other Financial Instruments	$(196)	$(2,775)	$—		$(2,971)

(a)	Amount rounds to less than one thousand.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of February 29, 2020		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2020
Investments in Securities:
Asset-Backed Securities	$55,422		$(74)	$(1,014)	$11		$—	$(8,392)	$—	$(2,995)	$42,958
Collateralized Mortgage Obligations	5,386		—	(200)	—	(a)	—	(462)	1,302	(1,386)	4,640
Commercial Mortgage-Backed Securities	18,003		(774)	(2,629)	6		—	(2,405)	5,283	—	17,484
Common Stocks - Capital Markets	547		—	(35)	—		—	—	—	—	512
Common Stocks - Communications Equipment	—	(a)	—	—	—		—	—	—	—	—	(a)
Common Stocks - Specialty Retail	608		—	(51)	—		—	—	—	—	557
Corporate Bonds - Electric Utilities	1		—	— (a)	—		—	—	—	—	1
Corporate Bonds - Thrifts & Mortgage Finance	6,000		—	—	—		—	—	—	—	6,000
Corporate Bonds - Wireless Telecommunication Services	272		93	(25)	—		—	(340)	—	—	—
Preferred Stocks - Communications Equipment	—	(a)	—	—	—		—	—	—	—	—	(a)
Preferred Stocks - Specialty Retail	1,167		—	42	—		—	—	—	—	1,209
Rights - Independent Power and Renewable Electricity Producers	45		—	— (a)	—		—	—	—	—	45
Warrants - Wireless Telecommunication Services	177		—	(76)	—		—	—	—	—	101

Total	$87,628		$(755)	$(3,988)	$17		$—	$(11,599)	$6,585	$(4,381)	$73,507

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at May 31, 2020, which were valued using significant unobservable inputs (level 3) amounted to approximately $(3,469,000).

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the period ended May 31, 2020.

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at May 31, 2020		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
	$29,193		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 40.00% (11.29%)
				Constant Default Rate	0.00% - 20.00% (3.50%)
				Yield (Discount Rate of Cash Flows)	1.53% - 26.34% (7.64%)

Asset-Backed Securities	29,193

	3,415		Discounted Cash Flow	Constant Prepayment Rate	15.00% - 20.00% (16.11%)
				Constant Default Rate	0.00% - 0.10% (0.02%)
				Yield (Discount Rate of Cash Flows)	1.98% - 5.02% (2.66%)

Collateralized Mortgage Obligations	3,415

	15,885		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.42% - 199.00% (40.70%)

Commercial Mortgage-Backed Securities	15,885

	—	(b)	Market Comparable Companies	EBITDA Multiple	5.0x (5.0x)
				Discount for Potential Outcome	30.00% (30.00%)

Preferred Stocks	—	(b)

	—	(b)	Market Comparable Companies	EBITDA Multiple	5.0x (5.0x)

Common Stocks	—	(b)

Total	$48,493

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.
#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At May 31, 2020, the value of these investments was approximately $25,014,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the period ended May 31, 2020
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at May 31, 2020	Shares at May 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.44%(a)(b)	$17,386	$394,630	$308,958	$(33)	$84	$103,109	103,006	$128		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares(a)	597	880	1,477	—	—	—	—	—	(c)	—

Total	$17,983	$395,510	$310,435	$(33)	$84	$103,109		$128		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of May 31, 2020.
(c)	Amount rounds to less than one thousand.

C. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.

Notes (1) — (3) below describe the various derivatives used by the Fund.

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

(1). Futures Contracts — The Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in market value on open future contracts are recorded as changes in unrealized appreciation or depreciation. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.

The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The Fund engaged in various swap transactions, including credit default swaps, to manage credit risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation/(depreciation). A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund and/or held as restricted cash. Collateral received by the Fund is held in escrow in a segregated account maintained by JPMorgan Chase Bank, N.A, an affiliate of the Fund, which provides collateral management service to the Fund.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over-the-counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

The Fund may be required to post or receive collateral for OTC Swaps.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.